HIGHLAND ALL CAP EQUITY VALUE FUND
AN INVESTMENT PORTFOLIO OF HIGHLAND FUNDS I
Supplement dated September 27, 2010
To Class A and C Shares Prospectus, Class Z Shares Prospectus and Class I Shares
Prospectus, each dated March 31, 2010, as supplemented from time to time

     JS Asset Management, LLC, has given notice to Highland Capital Management, L.P. that it will resign as sub-adviser to Highland All Cap Equity Value Fund (the “Fund”). Prior to the effective date of the termination of the investment sub-advisory agreement, the Board of Trustees of Highland Funds I will consider what actions to take in the best interests of the Fund.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE